Energy Efficiency Reimagined NASDAQ: TGEN Emerging Opportunities for Growth January 2019

Safe Harbor Statement This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, and uses words such as "believe," "expect," "anticipate," "likely," or "may" and similar expressions intended to identify forward-looking statements for purposes of the Safe Harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties, and you should not place undue reliance on forward-looking statements. We specifically disclaim any obligation to update forward- looking statements. In addition to the factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors,” among the factors that could cause actual results to differ materially from past and expected results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. 2

Important Transformation of Electric Power Generation Underway

- Electricity generation undergoing important transformation
- Shift from central power plants to smaller local sources
  - Referred to as Distributed Generation (DG) and Microgrids
- Change driven by several factors
  - Imposition of higher electricity tariffs as utilities seek to manage demand
  - Grid vulnerability to climate change induced events
- Tecogen DG products well positioned to support this change
  - Highly advanced products with unique features
  - Licensed proprietary microgrid system
  - Emissions levels comparable to fuel cells by virtue of Ultera after-treatment system
  - More than twice the efficiency of utility power


InVerde
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Tecogen InVerde microgrid in Brooklyn NY powers beverage warehouse for 7 years



Tecogen air conditioning chillers operate without significant electricity requirement sidestepping utility demand tariffs

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Case in point: Cannabis Cultivation • Tecogen air-conditioning chiller sales resurgent in this market • Sales in Massachusetts, Colorado, Florida, and Canada • 28% of Tecogen factory production in 2018 • Only 2% two years ago (2016) • Sales strongly influenced by familiar grid issues • Industrial scale process, intolerant of grid outages • Production costs highly dependent on local electrical tariffs • Electrical needs particularly intense • Relocation to lower rate areas not feasible • Locally grown product favored; federal law prohibits interstate shipping Indoor growing, especially Cannabis, is characterized by intense • Local utility service often inadequate, upgrades impractical electricity needs for lighting, cooling, and dehumidification, often problematic for growers serving local customers • DG advantages obvious and compelling • Lower energy costs • Reduced vulnerability to grid outages, even if prolonged • Utility requirements greatly reduced, well within most building’s electrical supply constraints • Future growth likely to be very significant • Legalization in additional highly populated states seems likely (NJ, NY, etc.) • Initial sale of Tecogen chillers in Q4 to lettuce grower signals emerging market in other indoor agriculture such as produce 4

Developing Technology: Ultera Low Emissions Technology Application to Mobile Sources • Ultera emissions after-treatment process has significant upside potential • Developed under research grant from State of California and SoCal Gas Co. • Solves the seemingly intractable problem of engine permitting in Los Angeles region • Highly successful, representing true breakthrough • Demonstrated on Natural Gas, gasoline, and LPG (propane) engines • Impacts “criteria pollutants” (NOx, carbon monoxide, and hydrocarbons) • Patented in US and other markets, used on all Tecogen DG products • Ultera engines only type permitted in LA air district for electricity generation without operating limitation • Mobil source application development underway with Mitsubishi Caterpillar Forklift truck from Mitsubishi Caterpillar Forklift Forklift America America used in Ultera demonstration • Program success would likely open doors to other applications such as alternatively fueled medium duty trucks and buses (LPG, natural gas, biofuels) 5

Contact Information Company Information Tecogen Inc. 45 First Ave Waltham, MA 02451 NASDAQ: TGEN www.tecogen.com Contact John Hatsopoulos, Chairman Emeritus Energy Efficiency Reimagined 781.622.1120 John.Hatsopoulos@Tecogen.com Benjamin Locke, CEO 781.466.6402 Benjamin.Locke@Tecogen.com 6